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                                                                   EXHIBIT 10.37

                        FIRST LOAN MODIFICATION AGREEMENT

            This First Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of December 28, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and MOMENTA PHARMACEUTICALS, INC., a Delaware corporation with its chief executive office located at 675 West Kendall Street, Cambridge, Massachusetts 02142 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 27, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 27, 2002, between Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

      Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.

      A.    Modifications to Loan Agreement.

            1. The Loan Agreement shall be amended by deleting Section 4.1 entitled "Grant of Security Interest" in its entirety, and substituting therefor Section 4.1, as it appears in the 2004 Loan Arrangement.

            2. The Loan Agreement shall be amended by deleting Article 5 entitled "Representations and Warranties" in its entirety, and substituting therefor Article 5, as it appears in the 2004 Loan Arrangement. The "Perfection Certificate" as defined in
                  Section 5.1, shall mean the updated Perfection Certificate delivered on or about the date hereof.

            3. The Loan Agreement shall be amended by deleting Article 6 entitled "Affirmative Covenants" in its entirety, and substituting therefor Article 6, as it appears in the 2004 Loan Arrangement.

            4. The Loan Agreement shall be amended by deleting Article 7 entitled "Negative Covenants" in its entirety, and substituting therefor Article 7, as it appears in the 2004 Loan Arrangement.

            5. The Loan Agreement shall be amended by deleting Section 8.4 entitled "Attachments" in its entirety, and substituting therefor Section 8.4, as it appears in the 2004 Loan Arrangement.

            6. The Loan Agreement shall be amended by deleting Section 8.5 entitled "Insolvency" in its entirety, and substituting therefor Section 8.5, as it appears in the 2004 Loan Arrangement.

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            7.    The Loan Agreement shall be amended by deleting Section 8.6 entitled "Other Agreements" in its entirety, and substituting therefor Section 8.6, as it appears in the 2004 Loan Agreement.

            8. The Loan Agreement shall be amended by deleting Section 8.7 entitled "Judgments" in its entirety, and substituting therefor Section 8.7, as it appears in the 2004 Loan Agreement.

            9.    The Loan Agreement shall be amended by inserting the following
                  Section 8.9 thereof, entitled "2004 SVB Loan Arrangement":

                  "8.9 2004 SVB LOAN ARRANGEMENT. The occurrence of an Event of Default under the 2004 SVB Loan Arrangement."

            10.   The Loan Agreement shall be amended by deleting subsections
                  (c), (f) and (h) from Section 9.1 entitled "Rights and Remedies" in its entirety.

            11. The Loan Agreement shall be amended by deleting Section 9.2 entitled "Power of Attorney" in its entirety, and substituting therefor Section 9.2, as it appears in the 2004 Loan Arrangement.

            12. The Loan Agreement shall be amended by deleting Section 9.3 entitled "Accounts Notification/Collection" in its entirety.

            13. The Loan Agreement shall be amended by deleting the following information of the Borrower, appearing in Section 10 entitled "Notices" thereof:

                  If to Borrower:   Momenta Pharmaceuticals, Inc.
                                    23 Moulton Street
                                    Cambridge, Massachusetts 02138
                                    Attn: Ms. Susan Whoriskey
                                    FAX: (617) 491-9701

                  and inserting in lieu thereof the following:

                  If to Borrower:   Momenta Pharmaceuticals, Inc.
                                    675 West Kendall Street
                                    Cambridge, Massachusetts  02142
                                    Attn: Mr. Richard Shea, Chief Financial
                                          Officer
                                    FAX: (617) 621-0431

            14. The Loan Agreement shall be amended by deleting Section 12.1 entitled "Successors and Assigns" in its entirety, and substituting therefor Section 12.1, as it appears in the 2004 Loan Arrangement.

            15. The Loan Agreement shall be amended by deleting Section 12.2 entitled "Indemnification" in its entirety, and substituting therefor Section 12.2, as it appears in the 2004 Loan Arrangement.

            16. The Loan Agreement shall be amended by deleting Section 12.3 entitled "Right of Set-Off" in its entirety, and substituting therefor Section 12.3, as it appears in the 2004 Loan Arrangement.

            17. The Loan Agreement shall be amended by inserting the following definition to appear alphabetically in Section 13.1 thereof:

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                  ""2004 SVB LOAN ARRANGEMENT" is that certain Loan and Security
                  Agreement dated as of December 28, 2004, by and between Borrower and Bank."

            18. The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

                  ""COLLATERAL" is any and all properties, rights and assets of the Borrower granted by the Borrower to Bank, now, or in the future, in which the Borrower obtains an interest, or the power to transfer rights, including, without limitation, the property described and subject to the exclusions described on EXHIBIT A."

                  ""CREDIT EXTENSIONS" is each Equipment Advance or any other extension of credit by Bank for Borrower's benefit."

                  ""MATERIAL ADVERSE CHANGE " is: (i) A material impairment in the perfection or priority of Bank's security interest in the Collateral or in the value of such Collateral; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations. "

                  ""OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, under the Loan Documents, and including interest accruing after Insolvency Proceedings begin."

                  "PERMITTED INDEBTEDNESS" is:

                  (a) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

                  (b) Indebtedness existing on the Closing Date and shown on the Disclosure Schedule attached hereto;

                  (c)    Subordinated Debt;

                  (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

                  (e)    Indebtedness secured by Permitted Liens; and

                  (f) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

                  (g) Capital leases in an amount not to exceed One Hundred Thousand Dollars, in the aggregate, during any fiscal year; and

                  (h) Loans to employees in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00), in the aggregate, at any time."

                  ""PERMITTED LIENS" are:

                  (a) Liens existing on the Closing Date and shown on the Perfection Certificate or arising under this Agreement or other Loan Documents;

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                  (b)    Liens for taxes, fees, assessments or other government
                         charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

                  (c) Purchase money Liens in amount not to exceed One Hundred Thousand Dollars ($100,000.00), in the aggregate during any fiscal year: (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment.

                  (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business or granted in connection with the consummation of collaborations, joint ventures, or financing arrangements with the Borrower's business partners in the ordinary course of business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest; and

                  (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase unless such increase is itself Permitted Indebtedness."

                  ""RESPONSIBLE OFFICER" is each of the Chief Executive Officer and Vice President for Licensing and Business Development of Borrower."

                  and inserting in lieu thereof the following:

                  ""COLLATERAL" is any and all properties, rights and assets of the Borrower as described on EXHIBIT A."

                  ""CREDIT EXTENSIONS" is each Equipment Advance or any other extension of credit by Bank for Borrower's benefit, pursuant to this Agreement."

                  ""MATERIAL ADVERSE CHANGE " is: (i) A material impairment in the perfection or priority of Bank's security interest in the Collateral or in the value of such Collateral; or (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower."

                  ""OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later under this Agreement, or the 2004 SVB Loan Arrangement, including letters of credit, cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank."

                  ""PERMITTED INDEBTEDNESS" is:

                  (a) Borrower's indebtedness to Bank under this Agreement, the 2004 SVB Loan Arrangement, or the Loan Documents;

                  (b) Indebtedness existing on the Closing Date and shown on the Perfection Certificate;

                  (c)    Subordinated Debt;

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                  (d)    Indebtedness to trade creditors incurred in the
                         ordinary course of business;

                  (e)    Indebtedness secured by Permitted Liens;

                  (f) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be;

                  (g)    Other Indebtedness not otherwise permitted by Section
                         7.4 not exceeding One Million Dollars ($1,000,000.00), in the aggregate, outstanding at any time; and

                  (h)    Capital leases.

                  ""PERMITTED LIENS" are:

                  (a) Liens existing on the Closing Date and shown on the Perfection Certificate or arising under this Agreement or other Loan Documents;

                  (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books;

                  (c) Purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment (now or in the future), or (ii) existing on equipment when acquired, IF the Lien is confined to the property and improvements and the proceeds of the equipment;

                  (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business or granted in connection with the consummation of collaborations, joint ventures, or financing arrangements with the Borrower's business partners in the ordinary course of business; and

                  (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), BUT any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase."

                  ""RESPONSIBLE OFFICER" is each of the Chief Executive Officer and Chief Financial Officer of Borrower."

            19. The Loan Agreement shall be amended by deleting the definitions of "Accounts", "Capitalization Event", "Intellectual Property", "Inventory", and "Permitted Investments" from Section 13.1.

            20. The Collateral description appearing as EXHIBIT A to the Loan Agreement is hereby replaced with the Collateral description attached as EXHIBIT A hereto.

            21. The Compliance Certificate appearing as EXHIBIT C to the Loan Agreement is hereby deleted.

            22. Terms that are capitalized in the Loan Agreement, but are not otherwise defined, shall have the same meanings as set forth in the 2004 SVB Loan Arrangement.

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      B.    Waivers.

            The financial reporting requirement set forth in former Section 6.2(b) hereof for the months ended July 30, 2004, August 31, 2004, and October 31, 2004 are hereby waived, effective as of July 30, 2004. Bank's waiver of Borrower's compliance of said financial reporting requirement shall apply only to the foregoing specific periods

4. FEES. The Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank subject to amendment to the definition of Collateral, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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            This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

   BORROWER:                                          BANK:

   MOMENTA PHARMACEUTICALS, INC.                      SILICON VALLEY BANK, doing
                                                      business as
                                                      SILICON VALLEY EAST

   By:  /s/ Richard P. Shea                           By:  /s/ R. Bryan Jadot
        -------------------                                ------------------

   Name: Richard P. Shea                              Name: R. Bryan Jadot
         ---------------                                    --------------

   Title: Vice President and Chief Financial Officer  Title: Vice President
          ------------------------------------------         --------------

                                                      SILICON VALLEY BANK

                                                      By: [illegible]
                                                          -----------

                                                      Name: [illegible]
                                                            -----------

                                                      Title: Loan Ops Supervisor
                                                             -------------------
                                                          (signed in Santa Clara
                                                          County, California)

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                                    EXHIBIT A

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     1. Each item of equipment, or personal property financed with a "Equipment Advance" pursuant to that certain Loan and Security Agreement, dated as of December 27, 2002 (the "Loan Agreement"), by and between Borrower and Bank, including, without limitation, the property described in ANNEX A hereto, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, and accessions to any and all of the foregoing, and all proceeds from sales, renewals, releases or other dispositions thereof.

     2. All Borrower's books relating to the foregoing and any and all claims, rights and interest in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

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                              ANNEX A TO EXHIBIT A

     The Financed Equipment being financed with the Equipment Advance is listed below. Upon the funding of such Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.

      Description of Equipment            Make               Model                 Serial#        Invoice#
      ----------------------------------------------------------------------------------------------------

